Exhibit 10 (i)


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                              EMPLOYMENT AGREEMENT
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This  Agreement  made  as  of  the  1st  day  of  January  2000,  by and between
MAINTENANCE DEPOT, INC., a Florida Corporation, ("the Company") and WILLIAM J. MERCUR, ("Employee").

                                   WITNESSETH:

     For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.  TERM  OF EMPLOYMENT. Subject to the terms and provisions hereof, the Company
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hereby  employs  Employee  for  a term ending December 31, 2005 (the "Employment
Period"). Unless written notice is given by either party to the other prior to 90 days prior to the end of said Employment Period, the Employment Period shall be automatically extended for an additional term of five years.


2.  DUTIES. Employee shall serve as President of the Company and shall have such
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duties  as  are  delegated  by  the  By-Laws  of  the Company or are assigned to
Employee by the Board of Directors of the Company, provided that such duties shall be reasonably consistent with those duties (i) assigned to the President of organizations comparable to the Company and (ii) performed by Employee as President prior to the date of this Agreement. In connection with the performance of these duties, the Company will supply Employee with services and facilities reasonably appropriate to such duties and position. Employee shall devote such time, attention, and energies to the business of the Company as would normally be considered full time employment and shall not accept other employment without the consent of the Board of Directors. Employee acknowledges that he is a principal shareholder and officer of the Company and agrees to execute as an officer and as an individual all documents reasonable necessary to carry out the business of the Company.

3.  COMPENSATION.  The  Company  shall  pay  Employee  a  base  annual salary of
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$124,800.00  Thereafter, the Base Salary will increase progressively for each of the ensuing years by an amount equal to the greater of (i) 10% of the annual salary for the prior year, or (ii) the percentage increase in the United States Consumer Price Index-AII Items-United States City Average for Urban Wage earners and Clerical Workers-published by the Bureau of Labor Statistics, United States Department of Labor (the "Index") for the twelve month period ending three months before the beginning of each such year. If at any time required for the determination of the annual salary adjustment as above described the Index is no longer published or issued, the parties shall use such other Index as is then generally recognized or accepted for similar determination of purchasing power. If the parties are unable to agree on the selection of an index which would most accurately carry out the intent hereof, or if there is a dispute with to any computations as called for herein, them the issue with respect thereto shall be settled by binding arbitration conducted pursuant to the commercial arbitration rules of the American Arbitration Association in Palm Beach County Florida.


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     The  Board  of  Directors  of the Company shall award to Employee an annual bonus, payable in January of each year of the Employment Period, except for the last year of the Employment Period during which year it shall be payable in December of that year. Said Bonus shall be at least 10 % and no more than 50 % of the salary due Employee for that year, the amount to be determined by the Board of Directors based on Employee's performance, the Company's performance and such other factors as the Board of Directors may choose to consider. The weight of such individual factors shall be determined by the Board of Directors.

4.  EXPENSES.  Employee  and  Company  agree that Employee may incur expenses in
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connection  with  the  Companies  business  and  that  such  expenses  will  be reimbursed by the Company. Employee shall keep appropriate records of such expenses and submit receipts or other evidence relating to them in accordance with Company policies as established from time to time. Such expenses include, but are not limited to, expenses for travel, entertainment, and miscellaneous expenses incurred in the conduct of the business of the Company.

5. BENEFITS. Employee shall be entitled to participate in the Company's medical,
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life  insurance,  stock  option  and  other  benefit  programs.

6.  NO  CONFLICTS.  Except  to  the  extent  made known in writing to Company by
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Employee  prior  to  the effective date hereof, Employee represents and warrants that (i) Employee possesses the knowledge and skill reasonably required to render the services contemplated hereunder in a professional and workmanlike manner; (ii) Employee is not restricted by any other contract or other limitation of any kind that would prevent or otherwise inhibit Employee from complying with this Agreement or rendering the services contemplated hereunder;
(iii) in rendering the services hereunder, Employee will not use any pre-existing work or divulge any information of any previous employer or third party that would violate or infringe any patent, copyright, trade secret or other proprietary rights and agrees at Employee's own expense to defend, indemnify and hold Company harmless from any claim to the contrary; (iv) if the services contemplated herein require Employee to obtain or maintain security or other background clearance, then the employment contemplated herein is expressly conditioned upon Employee's timely obtaining and maintaining such clearance during the Term hereof; (v) Employee shall abide by Company's generally applicable rules and regulations from time to time in effect, including any rules governing Employee Ethics, Electronic Communications, Sexual Harassment in the Work Place and its Alcohol & Drug Control Policy.


7. VACATION. During the Period of Employment, Employee shall be entitled to a minimum of three weeks of annual vacation. The time at which Employee will be absent shall be at Employee's sole discretion, provided such time is compatible with the vacation and work schedule of other relevant employees

8. TERMINATION. Employee may terminate the Employment Period by at least three months' prior notice to the Company The Company may terminate the Employment Period for cause, which shall mean (a) Employee's death, (b) Employee's disability preventing Employee from performing his obligations to the Company for any three consecutive months; (c) acts of serious moral turpitude; gross


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negligence  in connection with the performance of your duties as provided for in this agreement, which gross negligence causes or potentially could cause material harm to the Company; fraud; the imposition of any sanctions against Employee by regulatory agencies governing the Company or Employee with respect to the business of the Company; material violation by Employee of any of the rules and regulations contained in the By-Laws of the Company relating to Employee's duties; material breach by you of any of the terms and conditions of this Employment agreement. In determining "cause" for purposes of clause (c) of the preceding sentence, such breach, violation, or action must continue for a period of three days from the date of receipt of notice from the Company specifying that the Board of Directors has determined that cause for termination exists in accordance with the procedure set forth in the next sentence and specifying the breach, violation, or action, provided that it shall not be cause for termination as described in such clause if Employee, upon receipt of such notice undertake reasonable measures to correct such breach, violation or action. A determination that cause for termination exists, or continues to exist after due notice as described in the preceding sentence, shall only be made by the Company's Board of Directors at a meeting duly called, with respect to which Employee shall have been given (i) reasonable written notice, specifying in reasonable detail the basis for the charge that cause for termination exists and
(ii)  a  reasonable  opportunity  to  contest  such  charge.

No termination of the Employment Period shall affect or impair Employee's confidentiality agreements or non-competition agreements set forth in this agreement.

9.  NON-COMPETITION.
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A.  Employee  acknowledges that his services to be rendered are of a special and unusual character and have unique value to the Company, the loss of which cannot adequately be compensated by damages in an action at law. In view of the unique value of the services, and because of the Confidential Information to be obtained by or disclosed to you, and as a material inducement to the Company to enter into this agreement and to pay to you the compensation referred to herein above and other consideration provided, Employee covenants and agrees that he will not, during the term of his employment hereunder and for a period of one year after he ceases for any reason to be employed pursuant to this agreement,
(i) engage in any business (the "Activities") in competition with that of the Company or any entity (an "Affiliate") controlled by it, in the United States or country other than the United States of America wherein the Company markets its products or to the knowledge (actual or implied) of Employee ( as of the date of termination or earlier) plans to market its products (the "Area"); (ii) become associated as manager, supervisor, employee, consultant, advisor, director, or stockholder owning more than 5% of the outstanding stock of a company or participate in the management or direction of a company or other entity with any person, corporation or entity, engaging in any activity competitive with the Activities anywhere within the Area; (iii) call upon any customer or source of the Company or any Affiliate or the promotion of any activities for any person, corporation, or other entity, competitive with the Activities, or (iv) divert, solicit or take away any customer or source of the Company or any Affiliate for the purpose of engaging in any activities competitive with the Activities within the Area.


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B.  Employee covenants and agrees that, if he shall violate any of his covenants
or  agreements  contained  in  this  paragraph   9     ,  the  Company  shall be
entitled to an accounting and repayment of all profits, compensation, commissions, remuneration, or benefits which Employee directly, or indirectly has realized and/or may realize as a result of, growing out of, or in connection with any such violation; such remedy shall be in addition to and not in limitation of any injunctive relief or other rights or remedies to which the Company may be entitled at law or in equity or under this agreement.

C. Employee has carefully read and considered the provisions of this paragraph 9 and having done so, agrees that the restrictions set forth (including but not limited to the time period of restriction and the areas of restriction) are fair and reasonable and are reasonable required for the protection of the interests of the Company, its officers, directors, and other employees. Employee acknowledges that upon termination of this agreement for any reason, it may be necessary to relocate to another area, and/or work in another type of endeavor, and Employee agrees that this restriction is fair and reasonable and is reasonably required for the protection of the Company.

D. In the event that, notwithstanding the foregoing, any of the provisions of this paragraph 9 shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though invalid or unenforceable parts had not been included therein. In the event any provision of this Paragraph 9 relating to time period and/or areas of restriction shall be declared by a panel of arbitrators or a court of competent jurisdiction if such court refuses to refer such matter to arbitration, to exceed the maximum time period or areas such panel or court deems reasonable and enforceable, said time period and/or areas of restriction shall be deemed to become, and thereafter be, the maximum time period and/or area which such panel or court deems reasonable and enforceable.

E. With respect to the provisions of this paragraph 9 , Employee agrees that damages, by themselves, are an inadequate remedy at law, that a material breach of the provisions of this paragraph 9 would cause irreparable injury to the aggrieved party, and that the provisions of this paragraph 9 may be specifically enforced by injunction or similar remedy in any court of competent jurisdiction without affecting any claim for damages, provided that any such injunction shall either be preliminary in nature, enjoining such activity pending the outcome of arbitration as provided for in Paragraph 15 of this agreement, or be in assistance of the final determination of the arbitrators as provided for in such paragraph.

10.  CONFIDENTIALITY. Employee  acknowledges that his duties as pursuant to this
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agreement  will  give  him  access  to  trade  secrets,  and  other confidential information of the Company, including but not limited to, product research, design and development, marketing of the products and other information relating to its present and future operations (all of the foregoing, whether or not it qualifies as a "trade secret" under applicable law, is collectively called "Confidential Information"). Employee recognizes that Confidential Information is proprietary to the Company and gives it significant competitive advantage. Accordingly, Employee agrees not to use or disclose any of the Confidential
Information during or after the Employment Period, except for the sole and exclusive benefit of the Company. Upon any termination of the Employment Period,


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Employee  agrees  to  return  to  the  Company's  office all documents, computer records, and other tangible embodiments of any Confidential Information, including all copies thereof under possession or control of Employee. Employee agrees that the Company would be irreparably injured by any breach of this confidentiality agreement, that such injury would not be adequately compensable by monetary damages, and that, accordingly, the Company may specifically enforce the provisions of this paragraph by injunction or similar remedy by any court of competent jurisdiction, without affecting any claim for damages, provided that any such injunction shall either be preliminary in nature, enjoining such activity pending the outcome of arbitration as provided for in paragraph 12 of this agreement, or be in assistance of the final determination of the arbitrators as provided for in such paragraph.


11.  NOTICES.  If either party desires to give notice to the other in connection
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with  any  of the terms and provisions of this agreement, said notice must be in writing and shall be deemed given when hand delivered, delivered by such a service as Federal Express, or 5 business days after being deposited in the United States mail, certified mail, return receipt requested, and addressed to the party for whom it is intended as follows:

If  to  Employee:


If  to  Company:

or to such other address as the addressee shall have communicated to the other party in writing.

12.  GOVERNING LAW AND VENUE.  This Agreement shall be governed and construed in
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accordance  with  the  laws  of  the  State  of  Florida,  without  regard  to choice-of-law principles, as if made and to be performed solely in Florida, Any disputes between any of the parties to it with respect to the agreements contained in it, or as modified in the future, are to be settled by binding arbitration conducted pursuant to the commercial arbitration rules of the American Arbitration Association in Palm Beach County, Florida. In any such arbitration the scope and timing of any discovery shall be determined by the arbitrators. Such arbitration is to be the sole remedy for the settlement of such disputes, except however, as all of the parties agree that money damages
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are  inadequate  to  compensate  for  a  breach  of  the  confidentiality  and non-competition provisions of this agreement, Employee agrees that upon application by the Company, any court of competent jurisdiction, upon a showing sufficient to justify the entry of a temporary injunction, may enjoin any activity allegedly in breach of such agreement pending the outcome of binding arbitration or enter a similar order of like force and effect, or may enforce the final determination of such arbitrators by the issuance of such an injunction or similar order.


13.  ENTIRE  AGREEMENT. This agreement contains the entire agreement between the
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parties  hereof  with  respect  to  the  transactions  contemplated  herein, and supersedes all preciously written or oral negotiations, commitments, representations and agreements.

14.  AMENDMENTS.  This  agreement, or any provisions hereof, may not be amended,
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changed  or  modified  without  the prior written consent of each of the parties hereto.


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IN  WITNESS  WHEREOF,  the  parties  have  set  their  hand  and  seal.

Company:
                                       MAINTENANCE  DEPOT,  INC.
                                       By:
                                       -------------------------------
                                       WILLIAM  J.  MERCUR,  PRESIDENT


Employee:


                                       -------------------
                                       WILLIAM  J.  MERCUR


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